                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



     I, JERRY M. ARMSTRONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.



                                             /s/ Jerry M. Armstrong
                                             -----------------------------------
                                             Jerry M. Armstrong

                                POWER OF ATTORNEY


     I, JACK S. BLANTON, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.



                                             /s/ Jack S. Blanton
                                             -----------------------------------
                                             Jack S. Blanton

                                POWER OF ATTORNEY


     I, W. M. BRUMLEY, JR., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ W. M. Brumley, Jr.
                                             -----------------------------------
                                             W. M. Brumley, Jr.

                                POWER OF ATTORNEY


     I, ROBERT H. CAMPBELL, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ Robert H. Campbell
                                             -----------------------------------
                                             Robert H. Campbell

                                POWER OF ATTORNEY


     I, WILLIAM L. FISHER, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ William L. Fisher
                                             -----------------------------------
                                             William L. Fisher

                                POWER OF ATTORNEY


     I, GERRIT W. GONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ Gerrit W. Gong
                                             -----------------------------------
                                             Gerrit W. Gong

                                POWER OF ATTORNEY


     I, FREDERICK A. KLINGENSTEIN individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ Frederick A. Klingenstein
                                             -----------------------------------
                                             Frederick A. Klingenstein

                                POWER OF ATTORNEY


     I, STEPHEN A. WELLS, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports, registration statements and filings as may be necessary or advisable under the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company in connection with the registration of securities related to the Company's 1998 Long-Term Incentive Plan and its 2000 Incentive Plan including, without limitation, the registration statements on Form S-8, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said registration statements and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

     Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument on this 18th day of July, 2000.


                                             /s/ Stephen A. Wells
                                             -----------------------------------
                                             Stephen A. Wells